UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2008
 (Date of earliest event reported: June 22, 2008)

PHOENIX INTERNATIONAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140257	20-8018146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 Carry Way, Carson City, NV	89706
(Address of principal executive offices)	(Zip Code)

(775) 882-9700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Between June and August 2008, Phoenix International Ventures, Inc (the “Company”) entered into promissory note arrangements with an aggregate of five Israeli investors and two Israeli corporations, pursuant to which the Company issued promissory notes for an aggregate of $237,185 in principal amount received.  The notes mature between June 21, 2009 and August 19, 2009 and bear 15% interest per annum.  Interest accrues on a monthly basis and is payable quarterly in an amount equal to the interest accrued on the balance of the Note. The interest payments commence on the third month following the issuance date for such note and shall continue every three months until the applicable maturity date.

There will be no penalties for early repayment of the notes.

In connection with the issuance of the promissory notes, the Company issued to the investors an aggregate of 13,575 shares of its common stock, as well as warrants to purchase an aggregate of 33,950 shares at prices ranging from $2.40 to $2.60 per share for a period of 2 years.

Notes for the aggregate principal amount of $155,000 were collateralized by shares of the Company’s common stock put forward by one of the Company’s shareholders.  One note in the aggregate principal amount of $70,000 was collateralized by shares put forward by the Company’s CEO, Zahir Teja.  The remaining notes were not collateralized.

The Company intends to use the proceeds for working capital.

The foregoing summary of the terms of the promissory notes, warrants and transactions  in connection therewith is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 3.02                       Unregistered Sales of Equity Securities

Between June and August 2008, the Company entered into promissory note arrangements with an aggregate of five Israeli investors and two Israeli corporations, pursuant to which the Company issued promissory notes for an aggregate of $237,185 in principal amount received, as well as an aggregate of 13,575 shares of its common stock, and warrants to purchase an aggregate of 33,950 shares at prices ranging from $2.40 to $2.60 per share for a period of 2 years.  Additional information with respect to the notes, shares and warrants is included under Item 2.03 above and is incorporated herein by reference.

The offering of the promissory notes, the shares of common stock and the warrants was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof as a transaction by the Company not involving any public offering, the investors met the “accredited investor” criteria required by the rules and regulations promulgated under the Securities Act, there was no underwriter and no general solicitation related to the offering.

Item 9.01                        Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
4.1	Form of collateralized Promissory Note.
4.2	Form of uncollateralized Promissory Note.
4.3	Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix International Ventures, Inc.

Date: September 5, 2008	By:	/s/ Zahir Teja
Zahir Teja
President

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Form of collateralized Promissory Note.
4.2	Form of uncollateralized Promissory Note.
4.3	Form of Warrant.